Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Equitable Resources, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Murry S. Gerber	May 8, 2003
Murry S. Gerber, Chairman, President and Chief Executive Officer

/s/ David L. Porges	May 8, 2003
David L. Porges, Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Equitable Resources, Inc. and will be retained by Equitable Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.